SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) February 12, 2008
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PaperFree Medical Solutions, Inc.
(formerly Crown Medical Services, Inc.)
(Exact name of registrant as specified in its charter)

Nevada	98-0375957
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

1817 Dogwood Dr,
Kokomo, Indiana 46902
 (Address of principal executive offices)

William L. Sklar, President
PaperFree Medical Solutions, Inc.
1817 Dogwood Dr,
Kokomo, Indiana 46902
(Name and address of agent for service)

(765) 456-1089
(Telephone number, including area code of agent for service)

ITEM 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

    PaperFree Medical Solutions, Inc., a Nevada corporation (the "Corporation") accepted the resignations of Stephen Hawksworth and Craig S. Barrow. Effective February 12, 2008 they will no longer serve as directors and officers of the Corporation. Mr. William L. Sklar will serve as Interim President, Chief Executive Officer, and Chief Financial Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAPERFREE MEDICAL SOLUTIONS, INC.
By: /s/ William L. Sklar
William L. Sklar, President
Date: February 14, 2008